Exhibit 10.5

Drawn By:

Jay A. LaJone, Esq.

Steptoe & Johnson, PLLC

1603 LBJ Freeway, Suite 280

Dallas, TX 75234

After recording, this

instrument should be returned to:

Liberty Bankers Life Insurance Company

1605 LBJ Freeway, Suite 700

Dallas, Texas 75234

Attn: Loan Servicing

ASSIGNMENT OF LEASES, RENTS AND PROFITS

A. INTRODUCTION. This is an assignment of leases and the rents and profits (“Assignment”) related thereto made this 25 day of October, 2021, by NORTH RALEIGH MHP LLC, a North Carolina limited liability company (the “Assignor”), in favor of LIBERTY BANKERS LIFE INSURANCE COMPANY, an Oklahoma insurance company (the “Assignee”), and it recites and provides as follows.

B. RECITALS.

1. Pursuant to a Loan Agreement dated of even date herewith between Assignor and Assignee (the “Loan Agreement”), the Assignee has agreed to make a loan (the “Loan”) to the Assignor.

2 In connection therewith, the Assignor has agreed to execute a Promissory Note of even date herewith payable to the order of the Assignee in the principal amount of $5,323,000.00 (the “Note”).

3. To induce the Assignee to make the Loan and in consideration of the Assignee’s execution of the Loan Agreement and the making of the Loan to the Assignor, the Assignor has agreed to the assignment contained herein.

C. AGREEMENT. As a result of the above recitals, which are part of this Assignment, and for and in consideration of the matters recited above, of the premises, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor covenants and agrees as follows:

1. Assignor hereby grants, conveys and assigns to Assignee, as additional security for the payment of the Note and the performance of Assignor’s obligations under the Loan Agreement and under the Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents of even date herewith securing payment of the Note (the “Security Instrument”), all of the right, title and interest of Assignor in, to and under any and all leases and/or instruments of lease now existing or hereafter entered into (including all rents, issues or profits) and any extensions and/or renewals thereof (collectively, the “Leases”) relating to the premises described in Exhibit “A” attached hereto (the “Premises”), to which schedule reference is hereby made for a more particular description of the Premises. Such of the Leases as presently exist are described in Exhibit “B” attached hereto.

2. Assignor shall not, without the prior written consent of Assignee, execute any other assignment of Assignor’s interest in the Leases or the rents and/or profits accruing thereunder or from the Premises.

3. Assignor shall not, without the prior written consent of Assignee:

(a) execute any new Lease or amend any existing Lease; provided, however, the consent of Assignee shall not be required, so long as (a) the Lease is on a standard lease form previously approved by Assignee, (b) the use proposed under the Lease complies with all applicable laws and zoning requirements, and (c) the rental rate and other terms of the Lease are at market rates.

(b) terminate or modify the terms of any guaranty of the Leases, or any of them;

(c) cancel any of the Leases or accept a surrender thereof, except due to default, casualty, damage or condemnation; and/or

(d) accept any payment of any installment of rent more than thirty (30) days in advance of the due date thereof, except for the first month’s rent accepted more than thirty (30) days before a new Lease is commenced.

In the case of any new Lease or amendment, Assignor shall immediately provide notice of such fully executed new Lease or amendment to Landlord.

4. Written consents:

(a) if any of the acts referred to in paragraphs 2 and 3 hereof is done without the written consent of Assignee, such act shall be, at the option of Assignee, null, void and of no effect whatsoever;

(b) if Assignor wishes to request Lender’s consent to any of the matters described in Sections 3(a), 3(b) or 3(c) hereof, provided (i) in the case of 3(a), provided Assignor has submitted to Assignee a copy of the proposed amendment and a summary of its purpose, (ii) in the case of 3(b), provided such new Lease is on a standard form that has been previously approved by Assignee, and Assignor has submitted the proposed new Lease, a summary of Lease terms and financial information about the proposed new tenant, and (iii) in the case of 3(c), provided Assignor has submitted a copy of the proposed assignment or sublease, together with financial information about the proposed assignee or sublessee, such request shall be deemed approved if Assignee does not respond to the request within ten (10) business days after Lender’s receipt of the material described herein.

5. With respect to any and all other Leases, until a default shall occur in the performance of Assignor’s covenants herein, in the making of any payment under the Note, and/or in the performance of any obligation under the Loan Agreement and/or the Security Instrument and/or any other document executed in connection with the Loan, after applicable notice and/or grace periods (an “Event of Default”), Assignor may receive, collect and enjoy the rents, issues and profits accruing under the Leases and/or from the Premises. But upon the occurrence of an Event of Default, Assignee may, at its option, receive and collect all of the rents, issues and profits accruing under the Leases and/or any of them and/or from the Premises.

6. Assignor hereby authorizes Assignee, at its option, upon the occurrence of an Event of Default, subject to the rights of the existing tenant, (i) to enter upon the Premises for the purposes of collecting rents and operating and maintaining the Premises, and (ii) to perform any and all acts necessary and/or desirable for the operation and maintenance of the Premises in the same manner and to the same extent as Assignor may so act.

7. In furtherance of the rights of Assignor hereunder and as additional security for the payment of the Note and the performance of the obligations of Assignor under the Security Instrument, Assignor hereby grants, conveys and assigns to Assignee all its right title and interest in all permits, licenses, agreements or other rights or agreements pertaining to the construction, operation, leasing and management of the Premises, including without limitation, any management agreement and any and all service contracts. Until the occurrence of an Event of Default, Assignor shall continue to enjoy and exercise its rights under such permits, licenses and agreements, but upon or occurrence of an Event of Default, Assignee, at its option, may enjoy and exercise all rights and interest of Assignor under such permits, licenses and agreements to the same extent as Assignor.

ASSIGNMENT OF LEASES, RENTS AND PROFITS – Page 2

8. Assignee shall, after payment of all proper and reasonable charges and expenses, credit the net amount of income which it may receive by virtue of this assignment and from the Premises to any amounts due Assignee from Assignor under the terms and provisions of the Note, the Loan Agreement and/or the Security Instrument. The manner of the application of such net income and the items which shall be credited shall be within the sole discretion of Assignee.

9. Assignor hereby represents, warrants and covenants unto Assignee that any prior assignment of the Leases or the rents and profits related thereto has been released of record and is of no further force and effect, or will be released within sixty (60) days, and Assignor shall not perform any acts or execute any other instrument which might prevent Assignee from operating under any of the provisions, terms and conditions of the assignment or which would limit Assignee in such operation.

10. To the best of its knowledge and belief, Assignor further represents, warrants and covenants unto Assignee that each of the Leases is in full force and effect according to its terms and is not in default.

11. Assignor shall observe and perform all obligations imposed upon it under the Leases and does hereby assign to Assignee any and all Leases upon any part of the Premises entered into by Assignor subsequent to the date hereof. Assignor shall execute and deliver to Assignee such further assurance and/or assignments as Assignee shall, from time to time, require.

12. Assignor hereby irrevocably authorizes and directs each lessee, and any successor to the interest of any lessee, under any of the Leases (a “Lessee”), upon receipt of any written request of Assignee stating that an Event of Default exists in the payments due under, or in the performance of, any of the terms, covenants or conditions of, the Note, the Loan Agreement and/or the Security Instrument, to pay directly to Assignee the rents and other charges and/or obligations due and to become due under the Leases, and/or any of them. Any Lessee shall have the right to rely upon any such statement and request by Assignee; such Lessee shall pay such rents and other payments to Assignee without any obligation or right to inquire as to whether such default actually exists and notwithstanding any notice from, or claim of, Assignor to the contrary; and Assignor shall have no right or claim against any Lessee for any such rents and/or other payments so paid by such Lessee to Assignee. Upon the subsequent curing, if any, of all defaults, Assignee shall give written notice thereof to each Lessee, and thereafter, until the receipt of any further similar written requests of Assignee, each Lessee shall pay the rents to Assignor.

13. Anything herein or elsewhere to the contrary notwithstanding, there shall be no legal obligation on the part of Assignee to collect the rents, issues and/or profits provided for in, and accruing under, the Leases, nor shall Assignee be in any way liable or responsible for the failure of any Lessee to pay such rents, issues and/or profits. Furthermore, Assignor shall indemnify and hold Assignee harmless from and against any and all liability, loss, damage, cost and/or expense, including, without limitation, reasonable attorney fees and other legal costs, which Assignee may incur under or in enforcing any of the Leases or by reason of this assignment with the exception of such as may result from the negligence of Assignee or arising after the time Assignee takes possession of the Premises.

14. All notices hereunder shall be in writing and shall be deemed to have been given when sent by registered or certified mail, return receipt requested, addressed as required in the Security Instrument for notices thereunder.

15. This Assignment and the covenants set forth above shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; but nothing herein shall authorize any sort of assignment hereof by Assignor.

16. This Assignment contains the entire agreement between the parties hereto as to the within contained subject matter, and no modification or waiver of any provision hereof shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer or representative of Assignee and the same shall then be effective only for the period, on the conditions, and for the specific instances and purposes specified in such writing. No notice to, or demand upon, Assignor in any case shall entitle Assignor to any other or further notice or demand in similar or other circumstances. No failure or delay by Assignee in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

ASSIGNMENT OF LEASES, RENTS AND PROFITS – Page 3

17. WAIVER OF TRIAL BY JURY. ASSIGNOR AND ASSIGNEE HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE “PARTIES”) SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT EVIDENCING, SECURING OR RELATING TO THE INDEBTEDNESS OR OTHER OBLIGATIONS SECURED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS SECURED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN OR TO THE LOAN DOCUMENTS. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. ASSIGNEE HAS IN NO WAY AGREED WITH OR REPRESENTED TO ASSIGNOR OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

18. All rights and remedies of the respective parties shall be governed by the provisions of this agreement and by the laws of the State of North Carolina.

[Signature page to follow]

ASSIGNMENT OF LEASES, RENTS AND PROFITS – Page 4

D. CONCLUSION. To evidence the agreement and consent to the provisions hereof and to acknowledge that it is bound by this agreement in accordance with its provisions, Assignor has duly signed and sealed it below as of the date, month and year first above written, such signature being with all requisite authority.

ASSIGNOR:	NORTH RALEIGH MHP LLC,
a North Carolina limited liability company

	By:	Manufactured Housing Properties Inc.,
a Nevada corporation,
its Sole Member

By:	/s/ Michael Z. Anise
Michael Z. Anise, President

ACKNOWLEDGEMENT

COUNTY OF	MECKLENBURG	§
§
STATE OF	NORTH CAROLINA	§

I certify that the following person personally appeared before me this day, Michael Z. Anise, in his capacity as President of Manufactured Housing Properties Inc., Sole Member of NORTH RALEIGH MHP LLC, a North Carolina limited liability company, acknowledging to me that he duly and voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated: Michael Z. Anise

Date: _Oct 22_______________, 2021.

/s/ Janalyn Bailey
Official Signature of Notary	(Official Seal)F

Janalyn M. Bailey
Notary’s printed or typed name,
My commission expires: 3/25/2024________

ASSIGNMENT OF LEASES, RENTS AND PROFITS – Page 5

EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

PARCEL 1:

TRACT ONE:

BEGINNING at an iron stake, formerly a rock corner with W.R. Holden and Wade White; runs thence North 85-15 West 2,027 feet to an iron stake, formerly a rock; runs thence North 8-45 East 940.5 feet to a stake corner and three white rocks; runs thence South 84-45 East 1,865 feet to a rock in a drain; runs thence South 1 East 949 feet to the beginning, containing 41.5 acres according to a map and survey made by Phil R. Inscoe, R.L.S., under date of 3-12-66 entitled “Map of Land Surveyed for Walter Debnam et al” and being all the property conveyed to W.T. Young by deeds recorded in the Franklin County Registry in Deed Books 278 Page 277, 440, Page 89, and 440, Page 90, to all of which reference is hereby made. See Will of William Thomas Young, Will Book X Page 460, records of Franklin County.

This property was conveyed to Grantors by deed recorded in the Franklin County Registry on March 30, 1966, Book 604 Page 399.

TRACT TWO:

BEGINNING at an existing rock in a drain, said point being marked also by an existing iron and being the northeast corner of property belonging to Richard Streett; running thence with said Streett’s northern line, crossing S.R. #1117 North 84 degrees 45’ West 1,865 feet to an existing iron in rocks; thence North 8 degrees 54’ East 450.92 feet to an iron pipe; thence a new line through the R.B. Debnam property, again crossing S.R. #1117 South 84 degrees 45’ East 1,840.30 feet to an iron pipe located South 5 degrees 46’ West 289.10 feet from an existing rock; thence South 5 degrees 46’ West 450 feet to the point and place of beginning according to survey for Richard Streett by Harold Mullen, Registered Surveyor dated 4-8-67 containing 19.13 acres and being the southern portion of a 37.9-acre tract belonging to R.B. Debnam.

PARCEL 2:

Tract 1: BEGINNING at a stone on the northern side of the road leading from Lewis Station to Dexter (S.R. #1514), said stone being the southeastern corner of the property herein described and the southwestern corner of the property of Jessie A. Watson; going thence in a line parallel to said road S. 71° 48’ W. 73 feet more or less to an iron pin; thence N. 12° 57’ W. 1094.5 feet to an iron pin; thence S. 71° 15’ W. 499.5 feet to an iron pin in the eastern margin of the lands of Willie Allgood; thence along Allgood’s line N. 1° 45’ W. 1809 feet to a stake in the southern margin of the property of Mrs. Ella G. Olmstead; thence along Olmstead’s line S. 87° 15’ E. 485.7 feet to a stake, corner of the property of Jessie A. Watson; thence along Watson’s line as follows: S. 1° 45’ E. 1122 feet to a stone; thence S. 87° 45’ E. 273.9 feet to a stone; thence S. 1° 45’ E. 1500 feet to a stone, said point being the point and place of beginning and containing 28.7 acres, more or less, according to map and survey of Johnnie C. Currin, R.L.S., dated August 30, 1971.

For further reference see Deed Book 580, page 795, Granville County Registry. (5724T)

ASSIGNMENT OF LEASES, RENTS AND PROFITS – Page 6

Tract 2: Beginning at an iron pin in the western margin of a road, said iron pin being the northeastern corner of the property herein described and the southeastern corner of the property this day conveyed to B.N. Hart; going thence along he said road S. 12° 57’ E. 844 feet to an iron pin; thence S. 71° 48’ W. 679.4 feet to an iron pin in the eastern margin of the lands of Willie Allgood; thence along Allgood’s line N. 1° 45’ W. 860 feet to an iron pin, the southwestern corner of the property of B.N. Hart; thence along Hart’s line N. 71° 15’ E. 499.5 feet to an iron pin said point being the point and place of beginning, and containing 11.4 acres, more or less, according to map and survey of Johnnie C. Currin, R.L.S. dated August 26, 1971. For further reference, see Book 154, page 100, Granville County Registry.

PARCEL 3:

Beginning at an iron pin in the southern right of way of S.R. #1202, designated on the survey identified below as”0.72 Miles to S.R.#1203”; thence South 83degrees 02’ 43” West 100.00 feet to an iron pin; thence North 89 degrees 18’ 17” West 300.00 feet to an iron pin; thence South 78 degrees 31’ 43” West 100.00 feet to an iron pin; thence North 58 degrees 44’ 38” West 1,119.79 feet to an iron pin; thence North 67 degrees 49’ 37” West 1,086.86 feet to an iron pin; thence North 19 degrees 27’ 46” East 369.49 feet to an iron pin; thence North 19 degrees 27’ 46” East 230.40 feet to an iron pin; thence South 81 degrees 18’ 19” East 20.00 feet to an iron pin; thence South 81 degrees 18’ 19” East 941.37 feet to au iron piu; thence South 42 degrees 59’ 14” East 1,129.75 feet to an iron pin; thence South 43 degrees 57’ 58” East 469.59 feet to an iron pin; thence South 44 degrees 26’ 17” East 306.34 feet to an iron pin, the point and place of beginning; and being the property surveyed for Rilla Browne, Franklinton Township, Franklin County, North Carolina, according to a survey by Nathan R. Hymiller, Jr., Registered Land Surveyor, dated January 28, 1992, and containing 34.92 acres according to said survey.

PARCEL 4:

BEING all of that certain tract or parcel of land containing 17.389 acres as shown on survey and plat of James O. Murphy, P.E. entitled “Boundary Survey for William Lee Richardson & Valerie Jean Blettner,” dated May 9, 2003, of record in Plat Book 28, page 125, Granville County Registry, to which reference is hereby made for a more particular description.

PARCEL 5:

TRACT 1:

That certain tract or parcel of land situate, lying and being in Youngsville Township, Franklin County, North Carolina, adjoining the lands of Seaboard Airline Railroad, Dr. George C. Mackie, Fred O. Preddy and others and more particularly described as follows:

BEGINNING in the center of the Seaboard Airline Railroad tract; thence South 82-1/2 degrees East 452 feet to a stake, Perry’s corner; thence along Perry’s line South 17 degrees East 479 feet; South 28 degrees West 300 feet; South 46 degrees West 161 feet; South 55 degrees West 463 feet; North 80 degrees West 210 feet to the center of the aforesaid railroad tract; thence along the aforesaid railroad tract in a northern direction 1,175 feet to the point of beginning containing 12 acres, more or less, less the railroad right of way.

EXCLUDED from the above-described land is that portion which lies west of Rural Paved Road 1030.

ASSIGNMENT OF LEASES, RENTS AND PROFITS – Page 7

TRACT 2:

BEGINNING at an existing iron stake, said stake being the northeast corner of William L. Thompson Property according to deed recorded in Book 743 Page 612, Franklin County Registry; thence South 83 degrees15’ 00” East 82.21 feet to an iron pipe; thence South 17 degrees 25’ 18” East 406.06 feet to an iron pipe; thence South 50 degrees 41’ 50” West 20.47 feet to marked pine tree; thence south 44 degrees 27’ 08” West 63.51 feet to an existing iron pipe; thence North 17 degrees 25’ 18” West 477.28 feet to the place and point of beginning containing 0.759 acres, more or less, according to Map and Survey of James O. Murphy, R.L.S., dated 9 March 1981, entitled “Map Prepared for William L. Thompson, Youngsville Township, Franklin County, N.C.”

ASSIGNMENT OF LEASES, RENTS AND PROFITS – Page 8

exhibit b

leases

[removed as this exhibit contains personal information of tenants]

ASSIGNMENT OF LEASES, RENTS AND PROFITS – Page 9